SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ] Confidential, for use of
                                        the Commission only (per Rule
                                        14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-ll(c) or Rule 14a-12

                    WALKER INTERNATIONAL INDUSTRIES, INC.
             (Name of Registrant as Specified In Its Charter)

                    WALKER INTERNATIONAL INDUSTRIES, INC.
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated, and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ______________
     (2) Form, Schedule or Registration Statement No.: _________________
     (3) Filing Party: _________________
     (4) Date Filed: __________________

                  WALKER INTERNATIONAL INDUSTRIES, INC.
                           4 Ken-Anthony Plaza
                         Mahopac, New York  10541

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held June 5, 1997

To the Stockholders of
WALKER INTERNATIONAL INDUSTRIES, INC.:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Walker International Industries, Inc. (the "Company"), which will be held at the Company's offices, located at 4 Ken-Anthony Plaza, Mahopac, New York 10541 on June 5, 1997 at 9:00 a.m., New York time, to consider and act upon the following matters:

     1. To elect three (3) Directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

     2. To consider and act upon a proposal to ratify the appointment of Kofler, Levenstein, Romanotto & Co., P.C., as the independent public auditors to audit the books of the Company for the fiscal year ending November 30, 1997.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only Stockholders of record at the close of business on April 30, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                         By Order of the Board of Directors


                         Peter Walker,  President

Mahopac, New York
May 8, 1997

     Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card, which is being solicited on behalf of the Board of Directors, and return it in the enclosed postage prepaid envelope. Your proxy is revocable and will not be used if you are present and prefer to vote in person or if you revoke the proxy in writing.

                   WALKER INTERNATIONAL INDUSTRIES, INC.
                          ______________________

                              PROXY STATEMENT
                  For the Annual Meeting of Stockholders
                          To Be Held June 5, 1997
                          ______________________


     The Board of Directors of Walker International Industries, Inc., a Delaware corporation (the "Company"), presents this Proxy Statement and solicits the proxies of stockholders of the Company ( Stockholders ) for the Annual Meeting of Stockholders to be held at the offices of the Company, 4 Ken-Anthony Plaza, Mahopac, New York 10541 on June 5, 1997 at 9:00 a.m., New York time, and at any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting.

     All proxies duly and properly completed, signed and received prior to the Annual Meeting and not revoked will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted "FOR" the named nominees for election to the Company's Board of Directors and "FOR" the ratification of the appointment of Kofler, Levenstein, Romanotto & Co., P.C. as the Company's independent public auditors. The affirmative vote by holders of a plurality of the shares of common stock of the Company ( Common Stock ) represented at the Annual Meeting is required for the election of directors, and the affirmative vote by holders of a majority of the shares of Common Stock represented at the Annual Meeting is required for the ratification of Kofler, Levenstein, Romanotto & Co., P.C. as the Company's independent public auditors.

     The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matter that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     Only Stockholders of record as of the close of business on April 30, 1997, the record date, will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. The total number of shares of Common Stock, par value $.10 per share (the "Shares") outstanding as of April 30, 1997 was 275,311 Shares.

     The proxy may be revoked at any time before being voted either by delivering to the Company, prior to the Annual Meeting, written notice of revocation or a duly executed proxy bearing a later date, or by giving notice of revocation in person at the Annual Meeting. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails.

     A list of Stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company, 4 Ken-Anthony Plaza, Mahopac, New York, 10541, during business hours, for a period of ten days prior to the Annual Meeting for examination by any Stockholder. Such list will also be available during the Annual Meeting.

     This Proxy Statement and the accompanying form of proxy, Notice of Annual Meeting of Stockholders and 1997 Annual Report to Stockholders are expected to be mailed to Stockholders commencing on or about May 8, 1997.


                             VOTING SECURITIES

     April 30, 1997 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of that date, the Company had 275,311 Shares outstanding. The Common Stock is the only class of securities of the Company entitled to vote, and each share of Common Stock is entitled to one vote with respect to each matter set forth in the Notice of Meeting.

     The following table sets forth, as of the record date, certain information concerning those persons known to the Company to be the beneficial owners of more than five percent of the Common Stock, the number of shares of Common Stock owned by all Directors of the Company (each of whom is a nominee standing for re-election), individually, and by all Directors and executive officers of the Company as a group:

Name and Address            Amount and Nature of              Percent of
of Beneficial Owners        Beneficial Ownership(1)           Class(2)

Peter Walker(3)                 142,477(4)                    51.8%

Richard Norris(3)                 3,320                        1.2%

Charles Snow                      2,151                         .8%
605 Third Avenue
New York, NY 10158

Peter Walker as Trustee of       90,000(5)                    32.7%
The Robert Walker Life
Insurance Trust(3)

All Officers and Directors
as a Group (Three Persons)      147,948(4)                    53.7%
_________________________________

(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons indicated.

(2)  Based on 275,311 shares outstanding as of April 30, 1997.

(3) The address of this person is c/o the Company, 4 Ken-Anthony Plaza, Mahopac, New York 10541.

(4) Includes the following Shares as to which Peter Walker disclaims beneficial ownership to the extent such shares are held for the benefit of Richard Walker: (a) 90,000 Shares held in trust for the benefit of Peter Walker and Richard Walker, equally under the Robert Walker Life Insurance Trust, as to which Peter Walker serves as trustee; (b) 16,500 Shares held in trust for the benefit of Peter Walker, as to which Peter Walker serves as trustee; and (c) 3,100 Shares held in trust for the benefit of Richard Walker, as to which Peter Walker serves as trustee.

(5) The beneficiaries of the Robert Walker Life Insurance Trust are Peter Walker and Richard Walker, equally. Peter Walker, as Trustee, has voting power over said Shares held in trust.

         Certain Relationships and Related Transactions

         The Company has retained the law firm of Snow Becker
Krauss P.C., of which Charles Snow, a Director of the Company, is a principal.


                          EXECUTIVE COMPENSATION

      Summary Compensation Table

      The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company, a small business issuer, during the fiscal years ended November 30, 1996, 1995 and 1994, by the Company's Chief Executive Officer, who was the Company's only executive officer whose total compensation exceeded $100,000.

                       Annual Compensation

Name and
Principal Position      Year     Salary($)  Bonus($)


Peter Walker            1996      $110,000   $5,000
Chief Executive         1995       108,000    7,000
Officer and Director    1994       120,000      - 0 -

      Directors Fees

      Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.


                 ACTIONS TO BE TAKEN AT THE ANNUAL MEETING


PROPOSAL 1   ELECTION OF DIRECTORS

      A Board of three Directors of the Company is to be elected at the Annual Meeting by the Stockholders of the Company, each Director to serve, subject to the provisions of the Company's By-laws, for a term of one year or until their respective successors are duly elected and qualify.

      All nominees named below are presently members of the Company's Board of Directors. In the event any one or more of the following nominees is unable to serve, it is the intention of the persons named in the proxy to vote for the election of substitutes proposed by the Board of Directors or, if no substitute is proposed, for the remaining nominees. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

      The shares represented by proxies solicited hereunder will be voted "FOR" the election of the nominees named below, except to the extent that such proxies are marked to indicate that authorization to do so is withheld.

      The following table sets forth information as to each nominee for election as a Director of the Company.

                          Positions  and Offices     Has Served as Director
   Name        Age          With Registrant            Continuously Since

Peter Walker    50        President, CEO and Chairman        1973

Richard Norris  50        Vice-President, Secretary,         1981
                          Treasurer and a Director

Charles Snow    65        Director                           1976

      Business Experience

      Peter Walker, President, Chief Executive Officer and Chairman, assumed his position as President in 1984 and as Chairman in 1987. Prior to 1984 and beginning in 1977, Mr. Walker was Executive Vice-President, Secretary and a Director of the Company. Previously, Mr. Walker was Vice-President of the Company. Mr. Walker is responsible for acquisitions and operations. For more than five years previously, Mr. Walker had principal duties in retail sales management.

      Richard Norris has been a Vice-President of the Company since 1983, Treasurer of the Company since 1977 and Secretary since 1984. Prior thereto he was employed in the Company's financial department for more than 5 years as Assistant Treasurer, Controller and Assistant Controller.

      Charles Snow, a principal of the law firm of Snow Becker Krauss P.C., general counsel to the Company, has been engaged in the practice of law for more than 30 years.

      Each nominee has advised Management that he can and will serve as a Director of the Company in the event he is so elected.

      Certain Information Concerning the Board of Directors

      During the fiscal year ended November 30, 1996, the Board of Directors held two (2) meetings. Each Director of the Company attended each such meeting. With the exception of the Company's Stock Option Committee, the Company has no standing committees of the Board of Directors or any other committees performing similar functions. The Company's Stock Option Committee is comprised of Messrs. Peter Walker and Richard Norris and was organized for the principal purposes of administering and granting options under the Company's 1987 Incentive Stock Option Plan. The Stock Option Committee held no meetings during the fiscal year ended November 30, 1996.

                    The Board of Directors recommends a
      vote "FOR" all the nominees listed in the foregoing Proposal 1


PROPOSAL 2 -- AUDITORS

      The firm of Kofler, Levenstein, Romanotto & Co., P.C. has been appointed by the Board of Directors as auditors for the fiscal year ending November 30,
1997.   No partner of Kofler, Levenstein, Romanotto & Co., P.C. has any direct or indirect financial interest in the Company or its subsidiaries. It is not expected that a representative of Kofler, Levenstein, Romanotto & Co., P.C. will attend the Annual Meeting.

The Board of Directors recommends a vote "FOR" ratification of the appointment of Kofler, Levenstein, Romanotto & Co., P.C. as auditors for the fiscal year ending November 30, 1997.


                              OTHER MATTERS

      The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote on those matters according to their best judgment.


                           STOCKHOLDER PROPOSALS

      No person who intends to present a proposal for action at a forthcoming Stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than February 1, 1998. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

      Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words, if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.


         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of copies of such forms received or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during the time period from December 1, 1995 through November 30, 1996, all filing requirements applicable to its officers, directors and greater then ten percent beneficial owners were complied with.


                           AVAILABLE INFORMATION

      Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 1996 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Common Stock) upon written request to Richard Norris, the Company's Secretary, Walker International Industries, Inc., 4 Ken-Anthony Plaza, Mahopac, New York 10541. The Company s EDGAR filings, including exhibits, can be obtained from the Commission s World Wide Web site: www.sec.gov.


                                 EXPENSES

      The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed form of proxy and other materials, and the cost of soliciting proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names and nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              By Order of the Board of Directors

Mahopac, New York
May  8, 1997                       Peter Walker, President

                                   PROXY
                   WALKER INTERNATIONAL INDUSTRIES, INC.

      The undersigned stockholder of Walker International Industries, Inc., a Delaware corporation, hereby appoints Peter Walker and Richard Norris, and each of them (with full power of substitution), proxies and attorneys-in-fact of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of Walker International Industries, Inc., to be held on June 5, 1997 at 9:00 a.m., local time, at the Company s offices at 4 Ken-Anthony Plaza, Mahopac, New York, and any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth in this proxy card.

1.    ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

      [ ] FOR all nominees listed below
      [ ] WITHHOLD AUTHORITY to vote for all nominees listed below (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE,
STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW)

               Peter Walker /  Richard Norris /  Charles Snow

2. The ratification of the appointment of Kofler, Levenstein, Romanotto & Co., P.C. as the independent public accountants for the Company for the fiscal year ending November 30, 1997.

          [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

      The undersigned hereby revokes any other proxy to vote at such Annual Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED,
OR, IF NO
CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF
THE
NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF
KOFLER,
LEVENSTEIN, ROMANOTTO & CO., P.C., AS INDEPENDENT PUBLIC
ACCOUNTANTS, AND AS
SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY
COME BEFORE
THE MEETING.  EACH MATTER ABOVE WAS PROPOSED BY THE BOARD OF
DIRECTORS.

      The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 8, 1997, relating to the Annual Meeting, and of the Company s 1996 Annual Report to Stockholders.

      Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                 _________________________________________


                                 _________________________________________


                                 Signature(s) of Stockholder(s)

      The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

Date: ______________, 1997

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                  WALKER INTERNATIONAL INDUSTRIES, INC.